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                                                                     EXHIBIT 3.1

                          GULF CANADA RESOURCES LIMITED

                          8.375% SENIOR NOTES DUE 2005

                             UNDERWRITING AGREEMENT


                                                                November 6, 1998


Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004


Ladies and Gentlemen:

         Gulf Canada Resources Limited, a corporation incorporated under the Canada Business Corporations Act (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Goldman, Sachs & Co. (the "Underwriter") an aggregate of $200,000,000 principal amount of the Notes specified above (the "Securities").

         1. (a) The Company represents and warrants to, and agrees with, the Underwriter that:

                  (i) The Company has (A) prepared and filed (I) with the Alberta Securities Commission (the "ASC"), which has been notified that it has been selected as the principal jurisdiction regulating the offering of the Securities, a preliminary short form shelf prospectus relating to the Securities (the "Canadian Preliminary Shelf Prospectus") omitting the Shelf Information (as hereinafter defined), and (II) with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form F-10 (File No. 333-7802) for the registration of the Securities under the United States Securities Act of 1933, as amended (the "Act"), including the Canadian Preliminary Shelf Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission, such modified document being referred to herein as the "U.S. Preliminary Shelf Prospectus"), having elected to rely upon the rules and procedures established pursuant to National Policy No. 44 of the Canadian Securities Administrators for the distribution of securities on a continuous or delayed basis (the "Shelf Procedures"); (B) prepared and filed (I) with the ASC, and has obtained from the ASC a receipt for, a final short form shelf prospectus relating to the Securities (the "Canadian Shelf Prospectus") omitting the Shelf Information (as hereinafter defined) and (II) with the Commission, an amendment to such registration statement, including the Canadian Shelf Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the



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         Commission, such modified document being referred to herein as the
         "U.S. Shelf Prospectus") omitting the Shelf Information, which most recent such amendment has been declared effective by the Commission on October 22, 1997 (the "Effective Date"); and (C) will prepare and file, as soon as possible and in any event within two business days after the execution and delivery (the "Execution Time") of this Agreement, (I) with the ASC, in accordance with the Shelf Procedures, a prospectus supplement (the "Prospectus Supplement") setting forth the Shelf Information and (II) with the Commission, in accordance with General Instruction II.L. of Form F-10, the Prospectus Supplement; and the information, if any, included in the Prospectus Supplement that is omitted from the Canadian Shelf Prospectus for which a final receipt has been obtained from the ASC but that is deemed under the Shelf Procedures to be incorporated by reference into the Canadian Shelf Prospectus as of the date of the Prospectus Supplement is referred to herein as the "Shelf Information;" and no other document with respect to the Canadian Shelf Prospectus or such registration statement, other than the documents subsequently deemed to be incorporated by reference therein, has heretofore been filed with the ASC or the Commission;

                  (ii) (A) The U.S. Preliminary Shelf Prospectus and the U.S. Shelf Prospectus, including the documents incorporated by reference therein, are collectively referred to herein as the "Shelf Prospectus;"
         (B) the registration statement on Form F-10, including the exhibits thereto and the documents incorporated by reference therein, as amended at the Effective Date, is herein called the "Registration Statement;"
         (C) the U.S. Shelf Prospectus and the Prospectus Supplement, including the documents incorporated by reference therein, are collectively referred to herein as the "Prospectus;" (D) the Canadian Shelf Prospectus and the Prospectus Supplement, including the documents incorporated by reference therein, are collectively referred to herein as the "Canadian Prospectus;" and (E) any amendment to the Canadian Prospectus, any amended or supplemental prospectus or any auxiliary material, information, evidence, return, report, application, statement or document that may be filed by or on behalf of the Company under the securities laws of the Province of Alberta prior to the Closing Date (as hereinafter defined) or, where such document is deemed to be incorporated by reference into the Canadian Prospectus, prior to completion of distribution of the Securities is referred to herein collectively as the "Canadian Supplementary Material;"

                  (iii) The Company has also prepared and filed with the Commission an appointment of agent for service of process upon the Company on Form F-X in conjunction with the filing of the Registration Statement (the "Form F-X");

                  (iv) On the Effective Date, the Company met the general eligibility requirements for the use of Form F-10 under the Act and is and will be eligible to use the Shelf Procedures on the Effective Date and at all times subsequent thereto up to the Time of Delivery (as defined in Section 4 hereof); (A) the Canadian Prospectus complied with or will comply with in all material respects the securities laws applicable in the Province of Alberta as interpreted and applied by the ASC (including the Shelf Procedures, if applicable) and the ASC has issued a receipt for the Canadian Shelf Prospectus; (B) the Prospectus conformed with or will


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         conform to the Canadian Prospectus except for such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission; (C) each of the Prospectus, the Canadian Prospectus, any Canadian Supplementary Material or any amendment or supplement thereto constituted or will constitute true and complete disclosure of all material facts relating to the Company and its subsidiaries, considered as one enterprise, and the Securities, and did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the representations and warranties contained in (C) above shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein or to statements or omissions from that part of the Registration Statement which shall constitute the Statement of Eligibility under the Trust Indenture Act (Form T-1) of the Trustee;

                  (v) Neither the Company nor any of its affiliates has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

                  (vi) No stop order or cease trade order suspending the effectiveness of the Registration Statement or revoking the receipt for the Canadian Prospectus has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission or the ASC;

                  (vii) No order preventing or suspending the use of any Prospectus has been issued by the Commission, and each Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein;

                  (viii) The documents incorporated by reference in the Prospectus, when they became effective or when filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the applicable securities laws of the Province of Alberta, as applicable, and the rules and regulations of the Commission or the ASC thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not


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         misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission or the ASC, as the case may be, will conform in all material respects to the requirements of the Act, the Exchange Act or the applicable securities laws of the Province of Alberta, as applicable, and the rules and regulations of the Commission or the ASC thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein;

                  (ix) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and the Registration Statement as of the Effective Date did not, and any amendments or supplements thereto will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein or to statements or omissions from that part of the Registration Statement which shall constitute the Statement of Eligibility under the Trust Indenture Act (Form T-1) of the Trustee;

                  (x) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than as a result of the exercise of any warrants or options in existence as of such dates) or any increase in short-term or long-term debt of the Company or any of its subsidiaries (in an aggregate amount in excess of Cdn. $75,000,000) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

                  (xi) To the best of the Company's knowledge and belief, the Company is unaware of any defects in title to its core oil and gas properties or its material assets and facilities which are used in the production and marketing of oil and gas that, in the aggregate, would


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         have a material adverse effect on the Company and its subsidiaries taken as a whole, except as is customary in the oil and gas business;

                  (xii) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                  (xiii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Material Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company (other than Gulf Indonesia Resources Limited of which the Company owns 72% of the outstanding capital stock), free and clear of all liens, encumbrances, equities or claims;

                  (xiv) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture dated as of October 17, 1997 as supplemented by a supplemental indenture (the "Indenture") between the Company and The Bank of New York, as Trustee (the "Trustee"), under which they are to be issued, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, when executed and delivered by the Company and the Trustee, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the Prospectus;

                  (xv) The issue and sale of the Securities by the Company and the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated (including, without limitation, the use of proceeds from the sale of the Securities for the uses described in the Prospectus) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the


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         property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Amalgamation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except the registration of the Securities under the Act and the applicable securities laws of the Province of Alberta and other applicable securities and corporate laws of Canada, such as have been obtained under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter;

                  (xvi) Neither the Company nor any of its subsidiaries is in violation of its respective Articles of Amalgamation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (xvii) The statements to be set forth in the Prospectus under the captions "Description of the Notes" and "Description of Debt Securities," insofar as they purport to constitute a summary of the terms of the Securities, and under the caption "Certain Income Tax Considerations," insofar as they purport to describe the provisions of the laws and documents referred to therein, will be accurate, complete and fair;

                  (xviii) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (xix) Other than as described in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation or court decree applicable to it, or is not in compliance with any term or condition of, or has failed to obtain, any license, permit, franchise or other administrative or governmental authorization necessary to the ownership of its property or to the conduct of its business, which violation, non-compliance or failure to obtain would individually or in the aggregate have a materially adverse effect on the consolidated financial position,


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         shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

                  (xx) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Company of this Agreement and the Indenture, and for the sale and delivery of the Securities, have been obtained;

                  (xxi) This Agreement has been duly authorized, executed and delivered by the Company and, assuming it has been duly authorized, executed and delivered by the Underwriter, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws relating to or affecting creditors' rights and to general equity principles, and the rights to indemnity and contribution under this Agreement may be limited by applicable law;

                  (xxii) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

                  (xxiii) Ernst & Young, Chartered Accountants, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at a purchase price of 99.557% (less an underwriting discount of 2.375%) of the principal amount thereof, the Securities.

         3. Upon the authorization by the Underwriter of the release of the Securities, the Underwriter proposes to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Securities to be purchased by the Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to the Underwriter against payment by or on behalf of the Underwriter of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in Federal (same day) funds, by causing DTC to credit the Securities to the account of the Underwriter at DTC. The Company will cause the certificates representing the Securities to be made available to the Underwriter for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be


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9:30 a.m., New York City time, on November 16, 1998 or such other time and date as the Underwriter and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery."

         (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriter pursuant to Section 7 hereof, will be delivered at the offices of the Company at One Norwest Center, 1700 Lincoln, Suite 5000, Denver, Colorado 80203-4524 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., Denver time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5.       The Company agrees with the Underwriter:

         (a) To use its best efforts to prepare the Canadian Prospectus and the Prospectus in a form approved by you and to comply with the requirements of the Shelf Procedures and General Instruction II.L. of Form F-10; prior to the Time of Delivery, to make no further amendment or any supplement to the Registration Statement or Prospectus or Canadian Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or Canadian Prospectus or any amended Prospectus or amended Canadian Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, (i) when the Prospectus or any post-effective amendment to the Registration Statement shall have been filed with the Commission or shall have become effective and when any supplement to the Prospectus or any amended Prospectus or amended Canadian Prospectus or any Prospectus Supplement or Canadian Supplemental Material shall have been filed, (ii) of the receipt of any comments or other communications from the ASC or from the Commission, (iii) of any request by the ASC to amend or supplement the Canadian Prospectus or for additional information or of any request by the Commission to amend the Registration Statement or to amend or supplement the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Prospectus or prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and (v) of the issuance by the ASC of any order having the effect of ceasing


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or suspending the distribution of the Securities, or of the institution or, to the knowledge of the Company, threatening of any proceedings for any such purpose; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Prospectus or prospectus or suspending any such qualification or ceasing or suspending the distribution of the Securities, promptly to use its best efforts to obtain the withdrawal of such order;

         (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (c) To furnish the Underwriter with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus or Canadian Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus or Canadian Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or Canadian Prospectus or to file under the Exchange Act or the applicable securities laws of the Province of Alberta any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act or the applicable securities laws of the Province of Alberta, to notify you and upon your request to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

         (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the date of the Prospectus, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

         (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus Supplement, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company denominated in United States dollars in an offering to the public in the United States (or in a private offering where holders of the debt


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securities are granted rights to have such debt securities registered under the
Act or to exchange such debt securities for other debt securities that are so registered) without the prior written consent of the Underwriter, which will not be unreasonably withheld;

         (f) To furnish to the record holders of the Securities, in accordance with the requirements under Canadian law, an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, in accordance with the requirements under Canadian law (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for each quarter of each fiscal year in reasonable detail; and to furnish to the record holders of the Securities all other documents specified in Section 1010 of the Indenture;

         (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i)(A) as soon as they are publicly available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and (B) as soon as they are available, the documents specified in Section 1010 of the Indenture as in effect at the Time of Delivery; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); and

         (h) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds."

         6. (a) The Company covenants and agrees with the Underwriter that the Company will pay or cause to be paid the following: (A) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and the applicable securities laws of the Province of Alberta and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Shelf Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivery of copies thereof to the Underwriter and dealers; (B) the cost of printing or producing this Agreement, the Indenture, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (C) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (D) any fees charged by securities rating services for rating the Securities; (E) the filing fees incident to, and the fees and disbursements of counsel for the Underwriter in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (F) all


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expenses of or incidental to any institutional or retail roadshows, including, without limitation, the printing of blue sheets and any other materials used or distributed in connection with such roadshows and tours of the Company's properties, if any, and similar events; (G) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (H) the cost of preparing the Securities; (I) the cost and charges of any transfer agent or registrar; and (J) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that except as provided in this Section 6(a), and Sections 8 and 10 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Securities by it, and any advertising expenses connected with any offers it may make.

         (b) The Underwriter covenants and agrees with the Company that, during the period of distribution of the Securities, it will not, directly or indirectly, offer, sell or deliver any of the Securities in Canada or any province or territory thereof, or to anyone it has reason to believe is a resident of Canada, other than in accordance with applicable Canadian law or the applicable law of any province or territory thereof, and further agrees that it will insert a comparable restriction in any sub-underwriting, banking group or selling group agreement that may be entered into with the Underwriter in connection with the distribution of the Securities.

         7. The obligations of the Underwriter hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus Supplement shall have been filed with the Commission pursuant to General Instruction II.L. of Form F-10 within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order or cease trade order suspending the effectiveness of the Registration Statement or any part thereof or revoking the receipt for the Canadian Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the ASC or the Commission; and all requests for additional information on the part of the ASC or the Commission shall have been complied with to your reasonable satisfaction;

         (b) Vinson & Elkins L.L.P., United States counsel for the Underwriter, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the Registration Statement, the Prospectus and other related matters as you may reasonably request; and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;


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         (c) Bennett Jones Verchere, Canadian counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) The Company is a corporation duly incorporated and validly subsisting under the laws of Canada, being the jurisdiction of its incorporation, with corporate power and capacity to own its properties and conduct its business as described in the Prospectus;

                  (ii) (A) The authorized share capital of the Company consists of an unlimited number of ordinary shares, an unlimited number of Senior Preference Shares, issuable in series, and an unlimited number of Junior Preference Shares, issuable in series; and (B) all of the issued shares in the capital of the Company have been validly authorized and issued and are outstanding as fully paid and non-assessable (such counsel being entitled to rely in respect of issued capital upon certificates of officers of the Company);

                  (iii) The Company (A) is duly registered as an extra-provincial corporation and is in good standing with respect to the filing of annual returns with the appropriate authorities in the Province of Alberta; and (B) has been duly registered as an extra-provincial company in the Province of British Columbia for the transaction of business and is in good standing with respect to the filing of returns with the Registrar of Companies for the Province, being all the jurisdictions in which it owns or leases material properties or conducts any material business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                  (iv) Each Material Subsidiary of the Company is a corporation duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation; and all of the issued shares in the capital of each such Material Subsidiary have been validly authorized and issued, are outstanding as fully paid and non-assessable, and are owned directly or indirectly by the Company (other than Gulf Indonesia Resources Limited of which the Company owns 72% of the outstanding capital stock), free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect to matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall only be required to opine on these matters to the extent that local counsel can opine and shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                  (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its


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




         subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vi) This Agreement has been duly and validly authorized, executed and delivered by the Company;

                  (vii) The Indenture has been duly and validly authorized, executed and delivered by the Company and, assuming that it constitutes a valid and binding obligation of the Company under New York law, constitutes a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (viii) The Securities have been duly authorized, executed, issued and delivered by the Company and, assuming that they have been duly authenticated by the Trustee under New York law and constitute valid and binding obligations of the Company under New York law, constitute valid and legally binding obligations of the Company; and the holders of Securities are entitled to the benefits of the Indenture;

                  (ix) The issue and sale of the Securities and the compliance by the Company with all of the provisions of this Agreement and the Indenture and the consummation of the transactions herein and therein contemplated (including, without limitation; the use of proceeds from the sale of Securities for the uses described in the Prospectus) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Amalgamation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                  (x) No consent, approval, authorization or order of or qualification with any governmental body or agency in Canada is required to be obtained by the Company for the offer and sale of the Securities in the manner contemplated by this Agreement or the consummation by the Company of the transactions contemplated by this Agreement and the Indenture, except such as have been obtained;


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                  (xi) Neither the Company nor any of its Material Subsidiaries
         is in violation of its Articles of Amalgamation or By-laws (such counsel being entitled to rely in respect of the opinion in this clause upon certificates of officers of the Company);

                  (xii) The statements set forth in the Prospectus under the captions "Description of the Notes" and "Description of Debt Securities," insofar as they purport to constitute a summary of the terms of the Securities, and subject to the qualifications set out therein, the statements set forth in the Prospectus under the caption "Certain Income Tax Considerations" insofar as they purport to describe the provisions of the laws of Canada and documents referred to therein, are accurate, complete and fair in all material respects;

                  (xiii) There are no documents required to be filed with the ASC in connection with the Canadian Prospectus that have not been filed as required;

                  (xiv) A receipt has been obtained in respect of the Canadian Prospectus from the ASC and to the best of such counsel's knowledge the ASC has not revoked such receipt;

                  (xv) The Company is eligible to file a short form prospectus with the ASC and use the Shelf Procedures in respect of the Securities;

                  (xvi) A court of competent jurisdiction in the Province of Alberta would give effect to the choice of New York law as the proper law governing the Indenture, the Securities and this Agreement, provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of law is not contrary to public policy, as that term is understood under the laws of the Province of Alberta and the federal laws of Canada applicable therein; to such counsel's knowledge, there are no reasons under present law for avoiding the choice of New York law to govern the Indenture, the Securities and this Agreement under the laws of the Province of Alberta and the federal laws of Canada applicable therein;

                  (xvii) If the Indenture, the Securities and this Agreement were sought to be enforced in the Province of Alberta in accordance with the laws applicable thereto, as chosen by the parties, namely, New York law, a court of competent jurisdiction in the Province of Alberta would and to the extent specifically pleaded and proved as a fact by expert evidence, recognize the choice of New York law and apply such law to all issues that, under the conflict of laws rules of the Province of Alberta, are to be determined in accordance with the proper or general law of a contract, provided that none of the provisions of the Indenture, the Securities or this Agreement, or of New York law, are contrary to public policy as that term is understood under the laws of the Province of Alberta and the federal laws of Canada applicable therein; and further provided that, in matters of procedure (as that term is understood under the laws of the Province of Alberta and the federal laws of Canada applicable therein), the laws of the Province of Alberta will be applied, and a court of competent jurisdiction in the Province of Alberta will retain discretion to decline to hear such


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




         action and apply such law (A) if it is contrary to public policy (as that term is understood under the laws of the Province of Alberta and the federal laws of Canada applicable therein) for such court to do so, or (B) if it is not the proper forum to hear such an action or (C) if concurrent proceedings are being brought elsewhere; to such counsel's knowledge, there are no reasons based on public policy, as that term is understood under the laws of the Province of Alberta and the laws of Canada applicable therein, for avoiding enforcement of the Indenture, the Securities or this Agreement (with the exception of the indemnity contribution provisions contained therein);

                  (xviii) The laws of the Province of Alberta permit an action to be brought in a court of competent jurisdiction in the Province of Alberta on any final and conclusive judgment in personam for a fixed sum of money of any federal or state court located in the Borough of Manhattan in The City of New York ("New York Court") respecting the enforcement of the Indenture, the Securities and this Agreement that is not impeachable as void or voidable under the internal laws of the State of New York for a sum certain if: (A) the court rendering such judgment had jurisdiction over the judgment debtor, as recognized by the courts of the Province of Alberta (to such counsel's knowledge, submission under the provisions of the Indenture, the Securities and this Agreement to the jurisdiction of the New York Court will be sufficient for this purpose), and the judgment debtor was properly served in the action leading to such judgment; (B) such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with public policy, as such term is understood under the laws of the Province of Alberta, or contrary to any order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada); (C) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriation or penal laws or other laws of a public law nature; (D) no new admissible evidence relevant to the action is discovered prior to rendering of judgment by the court in the Province of Alberta; and (E) the action to enforce such judgment is commenced within the applicable limitation period; to such counsel's knowledge, there are no reasons under present law of the Province of Alberta for avoiding recognition of said judgments of New York Courts under the Indenture, the Securities and this Agreement based upon public policy, as that term is understood under the laws of the Province of Alberta and the federal laws of Canada applicable therein;

                  (xix) In an action on a final and conclusive judgment in personam for a fixed sum of money of a New York court which is not impeachable as void or voidable under New York law, a court of competent jurisdiction in the Province of Alberta would not refuse to recognize the jurisdiction of the court rendering such judgment on the basis of process having been served on CT Corporation System as the agent to receive service of process in the United States of America appointed by the Corporation under the Indenture and this Agreement;


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                  (xx) The Prospectus and any Supplemental Material in
         connection with the offering of the Securities (excluding the financial statements and related schedules therein and information that pertains or relates to estimated natural resource reserves, the estimated future net reserves therefrom, or the discounted present value of such estimated future net revenues, as to which such counsel need express no opinion) comply as to form in all material respects with Alberta law, including the Shelf Procedures, if applicable, as interpreted and applied by the Alberta Securities Commission in connection with the offering of the Securities as contemplated by this Agreement;

                  (xxi) No stamp duty, registration or documentary taxes, duties or similar charges are payable under the laws of the Province of Alberta or the federal laws of Canada applicable therein in connection with the creation, issuance and delivery to the Underwriter of the Securities or the authorization, execution and delivery of the Indenture and this Agreement;

                  (xxii) To the best of such counsel's knowledge without a specific investigation for the purposes of this opinion, there is no action, proceeding or investigation pending or threatened against the Company which questions the validity of the issuance of the Securities or the offering thereof by the Underwriter;

                  (xxiii) An exemption has been obtained under Section 82(3) of the Canada Business Corporations Act (the "CBCA") to exempt the Indenture from the application of Part VIII of the CBCA, including to permit a non-Canadian trust company to act as Trustee under the Indenture; and no other registration, filing or recording of the Indenture under the laws of Canada or the Province of Alberta is necessary in order to preserve or protect the validity or enforceability of the Indenture or the Securities issued thereunder; and

                  (xxiv) Such counsel has reviewed the Prospectus, as supplemented by the Prospectus Supplement, and the Shelf Information, and has participated in discussions with your representatives and your counsel and those of the Company, its United States counsel and its auditors, at which the Prospectus, the Prospectus Supplement and the Shelf Information were discussed; on the basis of the information gained by such counsel in the course of the performance of such services, such counsel confirms that nothing has come to their attention in the course of their review that has caused them to believe that any part of the Prospectus, the Prospectus Supplement or the Shelf Information (if applicable), (other than the financial statements and reserve information and related schedules therein, as to which such counsel need express no opinion) when such part became effective, or any further amendment to any of the foregoing made by the Company prior to the Time of Delivery contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the date of the Prospectus, the Prospectus, the Prospectus Supplement or the Shelf Information (other than the financial statements and reserve information and related schedules therein, as to which such counsel need express no opinion), or any further amendment or supplement thereto


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         made by the Company prior to the Time of Delivery contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Prospectus, the Prospectus Supplement or the Shelf Information, or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and reserve information and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in connection with the belief expressed in the next preceding clause, such counsel may assume that the term "material fact" has the same interpretation under United States law as it has under the Securities Act (Alberta); and they do not know of any amendment to the Prospectus, the Prospectus Supplement or the Shelf Information required to be filed or of any contracts or other documents of a character required to be filed as an exhibit in connection with the Prospectus, the Shelf Prospectus Supplement or the Shelf Information or required to be incorporated by reference into the Prospectus or required to be described in the Prospectus, the Prospectus Supplement or the Shelf Information, which are not filed or incorporated by reference or described as required by Canadian law; given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the filing and obtaining of a receipt from the ASC for the Prospectus and the registration process, such counsel need not pass upon and need not assume any responsibility for the accuracy, completeness or genuineness of the statements included in the Prospectus or the Prospectus Supplement (including the documents incorporated therein by reference), except for those made under the captions "Description of the Notes," "Description of Debt Securities" and "Certain Income Tax Considerations -- Certain Canadian Federal Income Tax Considerations," insofar as such statements constitute summaries of the matters, documents or proceedings therein described; such counsel need not express any opinion or belief as to the financial statements or other financial data contained in the Prospectus (including the documents incorporated by reference) and the Prospectus Supplement, information included in the Prospectus or the Prospectus Supplement that pertains or relates to estimated natural resource reserves, the estimated future net revenues therefrom or the discounted present value of such estimated future net revenues or statements contained in the Prospectus or the Prospectus Supplement concerning matters of the United States income tax law.

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside Alberta and in relying on local counsel for opinions relating to the laws of any jurisdiction outside Alberta, or in relation to Material Subsidiaries, such counsel is only required to opine on matters to the extent provided by such local counsel.


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         (d) Butler & Binion L.L.P., United States counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) The statements set forth in the Prospectus under the caption "Certain Income Tax Considerations -- Certain U.S. Federal Income Tax Considerations," insofar as such statements relate to U.S. Federal income tax considerations, fairly summarize the material U.S. Federal income tax considerations to those U.S. holders of Securities referred to herein;

                  (ii) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

                  (iii) No authorization, consent or approval of, notice to or filing with any United States federal or State of New York governmental authority is required for the execution, delivery or performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby or is required to be obtained by the Company for the offer and sale of the Securities in the United States by the Underwriter except such as have been obtained under the Act and the Trust Indenture Act or such as may be required under state blue sky laws;

                  (iv) The Registration Statement is effective under the Act and, to the best of the knowledge, information and belief of such counsel, no stop order with respect thereto has been issued, or proceeding for that purpose has been instituted or threatened, by the Commission;

                  (v) The Form F-X complies as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder;

                  (vi) The statements set forth in the Prospectus under the captions "Description of the Notes" and "Description of Debt Securities" insofar as they purport to constitute a summary of the terms of the Securities, fairly summarize the terms of the Securities;

                  (vii) Assuming the Indenture has been duly authorized, executed and delivered by the Company under Canadian federal and Alberta law, the Indenture has been duly executed and delivered by the Company, and constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (viii) Assuming the Securities have been duly authorized, executed, issued and delivered by the Company and duly authenticated by the Trustee in accordance with the terms of the Indenture and under Canadian federal and Alberta law, the Securities, upon payment for and delivery of the Securities in accordance with the Indenture and the Under-


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

         writing Agreement, have been duly executed, issued and delivered by the Company and authenticated by the Trustee and constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (ix) The Securities are direct unsecured obligations of the Company and rank (A) senior to the Company's 9-1/4% Senior Subordinated Debentures Due 2004 and the Company's 9-5/8% Senior Subordinated Debentures Due 2005, the only senior subordinated indebtedness for borrowed money of the Company known to such counsel, and (B) pari passu with the Company's 8.25% Senior Notes due 2017, the Company's 9% Debentures due 1999, the Company's 8.35% Senior Notes due 2006 and the Company's bank credit facilities, the only other senior indebtedness for borrowed money of the Company known to such Counsel;

                  (x) Assuming this Agreement has been duly authorized, executed and delivered under Canadian federal and Alberta law, this Agreement has been duly executed and delivered by the Company;

                  (xi) The Indenture has been duly qualified under the U.S. Trust Indenture Act of 1939, as amended;

                  (xii) Each part of the Registration Statement, when such part became effective, and the Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive in all material respects relevant to the offering of the Securities, to the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder;

                  (xiii) As United States counsel to the Company, they reviewed the Registration Statement and the Prospectus, participated in discussions with representatives of the Under writer and those of the Company, their accountants and the Company's Canadian counsel, and advised the Company as to the requirements of the Act and the applicable rules and regulations thereunder; on the basis of the information that such counsel gained in the course of the performance of such services, considered in the light of their understanding of the applicable law (including the requirements of Form F-10 and the character of the prospectus contemplated thereby) and the experience they have gained through their practice under the Act, they confirm to the Underwriter that nothing that came to such counsel's attention in the course of such review has caused such counsel to believe that insofar as relevant to the offering of the Securities, any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as supplemented by the Prospectus Supplement, as of the date of the


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




         Prospectus Supplement or as of the Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required. Such counsel may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Prospectus Supplement except for those made under the captions "Description of Debt Securities" and "Certain Income Tax Considerations" in the Prospectus and "Description of the Notes" and "Certain Income Tax Considerations -- Certain U.S. Federal Income Tax Considerations" in the Prospectus Supplement insofar as they relate to provisions of documents or legal matters; that such counsel do not express any opinion or belief as to the financial statements or other financial data or as to the operating and statistical data regarding oil and gas reserves and production contained in the Registration Statement, the Prospectus or the Prospectus Supplement, or as to any statement of the eligibility of the Trustee; and that their letter is furnished, as United States counsel to the Company, to the Underwriter and the Company and is solely for the benefit of the Underwriter and the Company.

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States.

         (e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, Ernst & Young, Chartered Accountants, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

         (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and
(ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock (other than as a result of the exercise of any warrants or options in existence as of such dates) or any increase in short-term debt or long-term debt of the Company (in an aggregate amount in excess of Cdn. $75,000,000) or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position,


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




shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriter so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus;

         (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

         (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or The Toronto Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange or The Toronto Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or authorities of Canada or a province thereof; or (iv) the outbreak or escalation of hostilities involving the United States or Canada or the declaration by the United States or Canada of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Underwriter makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

         (i) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of their respective obligations hereunder to be performed at or prior to the Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished certificates as to matters set forth in subsections (a) and (f) of this Section and as to such other matters as you may reasonably request.

         8. (a) The Company will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or the Shelf Information, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) the non-compliance or alleged non-compliance by the Company with any requirement of the ASC, Canadian securities laws, U.S. securities laws or the bylaws, rules or regulations of any stock exchange, and will reimburse the Underwriter for any legal or other


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




expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Shelf Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement, or the Shelf Information, in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein. The rights of indemnity contained in this Section 8(a) in respect of a claim based on a misrepresentation or omission or alleged misrepresentation or omission in any Preliminary Shelf Prospectus shall not apply if the Prospectus or any Supplementary Material corrects in all material respects such misrepresentation or omission or alleged misrepresentation or omission, the Underwriter was required by the Act to deliver the Prospectus or such Supplementary Material to the person asserting such claim, and the Underwriter failed to do so.

         (b) The Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Shelf Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or the Shelf Information, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Shelf Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement, or the Shelf Information, in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than


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




reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of


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




Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section 8 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

         9. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of the Underwriter, the Company or any officer or director or controlling person of the Company and shall survive delivery of and payment for the Securities.

         10. If for any reason any Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriter for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Company shall then be under no further liability to the Underwriter in respect of the Securities not so delivered except as provided in Sections 6 and 8 hereof.

         11. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter shall be delivered or sent by mail, telex or facsimile transmission to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         12. Other definition in this Agreement: "Material Subsidiaries" means Gulf Indonesia Resources Limited, Clyde Petroleum Limited and Stampeder Acquisition (No. 2) Ltd.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter and the Company and, to the extent provided in Sections 8 and 9 hereof, the officers and directors of the Company and each person who controls the Company or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.


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




         14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day of the year, other than a Saturday or a Sunday, on which banks are open for business in the cities of Calgary, Alberta, and New York, New York.

         15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company irrevocably submits to the jurisdiction of any Federal court (or, if such court refuses to take jurisdiction, any New York State Court) located in the Borough of Manhattan in The City of New York over any suit, action or proceeding arising out of or relating to this Agreement, the Calculation Agreement, the Security Agreement or any Security. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in any inconvenient forum. The Company agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company and may be enforced in the courts of Canada (or any other courts to the jurisdiction of which the Company is subject) by a suit upon such judgment, provided that service of process is effected upon the Company in the manner specified in the following paragraph or as otherwise permitted by law; provided, however, that the Company does not waive, and the foregoing provisions of this sentence shall not constitute or be deemed to constitute a waiver of,
(i) any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment in each case before the trial court of a U.S. Federal or State court having appellate jurisdiction over such trial court or (ii) any stay of execution or levy pending an appeal from, or a suit, action or proceeding for reconsideration or review of, any such judgment.

         As long as any of the Securities remain outstanding, the Company will at all times have an authorized agent in the Borough of Manhattan, The City of New York upon whom process may be served in any legal action or proceeding arising out of or relating to this Agreement or any Security. Service of process upon such agent and written notice of such service mailed or delivered to the Company shall to the extent permitted by law be deemed in every respect effective service of process upon the Company in any such legal action or proceeding. The Company hereby irrevocably appoints CT Corporation System, whose address is, as of the date hereof, 1633 Broadway, New York, New York 10019, as its agent for such purpose until November 15, 2006, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at said address (or at such other address in the Borough of Manhattan, The City of New York, as the Company may designate by written notice to the Underwriter.

         The Company hereby consents to process being served in any suit, action or proceeding of the nature referred to in the preceding paragraphs by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Company set forth in the first paragraph of this instrument or to any other address of which the Company shall have given written notice to the Underwriter. The Company irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right to assert lack of subject matter jurisdiction) and agrees that


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such service and mailing (i) shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service.

         Nothing in this Section shall affect the right of the Underwriter to serve process in any manner permitted by law or limit the right of the Underwriter to bring proceeding against the Company in the courts of any jurisdiction or jurisdictions.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.


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         If the foregoing is in accordance with your understanding, please sign and return to us 10 counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Underwriter and the Company.

                                     Very truly yours,

                                     Gulf Canada Resources Limited


                                     By:    /s/  Craig S. Glick
                                        ----------------------------------------
                                     Name:  Craig S. Glick
                                     Title: Senior Vice-President, Corporate and
                                            Corporate Secretary and Chief
                                            Financial Officer

Accepted as of the date hereof:

Goldman, Sachs & Co.


By: /s/ Goldman, Sachs & Co.
   ----------------------------
    (Goldman, Sachs & Co.)


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




                                                                         ANNEX I



                  Pursuant to Section 7(e) of this Agreement, Ernst & Young, Chartered Accountants, shall furnish letters to the Underwriter to the effect that:

                  (i) they are independent auditors within the meaning of the Act and the applicable published rules and regulations of the Commission thereunder;

                  (ii) in their opinion the financial statements examined by them and included, or incorporated by reference, in the Registration Statement and Prospectus comply in form in all material respects with the applicable accounting requirements of the Securities Act (Alberta), the Act and the Exchange Act and the related published rules and regulations thereunder;

                  (iii) on the basis of a reading of the latest available interim financial statements of the Company, a reading of the minutes of the meetings of the Board of Directors and the Audit Committee of the Board of Directors and of the shareholders of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                           (A) at the date of the latest available balance sheet
                  read by such accountants, or at a subsequent specified date not more than five business days prior to the Time of Delivery, there was any change in the capital stock or any increase in short-term debt or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, any decrease in consolidated net current assets or shareholders' equity, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                           (B) for the period from the closing date of the
                  latest income statement incorporated by reference in the Prospectus to the closing date of the latest available income statement read by such accountants, there was any decrease, as compared with the corresponding period of the previous year, in consolidated net oil and gas revenues, earnings from continuing operations, earnings per ordinary share or consolidated earnings;

         except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and


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                                    ANNEX I-1

                  (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained, or incorporated by reference, in the Registration Statement and Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.


                          GULF CANADA RESOURCES LIMITED
                          8.375% SENIOR NOTES DUE 2005
                                    ANNEX I-2